SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 12, 2000
                                                          ---------------


                       AMERICAN ACCESS TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                                  59-3410234
           -------                                  ----------
(State or other jurisdiction                      (IRS Employer
       of incorporation)                       Identification No.)






             37 Skyline Drive, Suite 1101, Lake Mary, Florida 32746

       Registrant's telephone number, including area code: (407) 333-1446
                                                           --------------








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Item 5. Other Events

As reported on our Form 8-K filed May 4, 2000 we issued an Early Put Warrant to Crescent International Ltd. to purchase shares of our stock for $.01 per share under certain circumstances. Such Early Put Warrant has expired and may no longer be exercised. The balance of the terms of our Stock Purchase Agreement with Crescent International Ltd. continues in full force and effect. Reference is made to the terms of such agreement filed as exhibits to our Form 8-K on May 4, 2000.


     SIGNATURES
     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMERICAN ACCESS TECHNOLOGIES, INC.

     July 26, 2000                            By: /s/ John Presley
                                              --------------------
                                              John Presley, President